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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2000
                        COMMISSION FILE NUMBER 000-27548

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                          LIGHTPATH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)




           DELAWARE                                              86-0708398
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)



                      6820 Academy Parkway East, NE 87109
                            Albuquerque, New Mexico
          (Address of principal executive offices, including Zip Code)



                                 (505) 342-1100
              (Registrant's telephone number, including area code)


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                          LIGHTPATH TECHNOLOGIES, INC.
                                    FORM 8-K


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On April 14, 2000, LightPath Technologies, Inc. (the "Registrant") entered into a definitive agreement to acquire Horizon Photonics, Inc. a California corporation ("HPI") for an aggregate closing date purchase price of approximately $36.2 million. On that date, the Registrant acquired all of the outstanding shares of HPI for approximately 1.2 million shares of Registrant's Class A common stock and $1 million cash. The Registrant also assumed approximately $250,000 of indebtedness of HPI, which the Registrant repaid upon closing of the transaction. The number of shares of the Registrant's Class A common stock issued to the former shareholders of HPI is subject to post closing adjustment based on the trading price of the Class A common stock over a specified time period. A copy of the press release issued by the Registrant on April 17, 2000 concerning the foregoing transaction is filed as Exhibit 99.1 hereto.

         The  cash  portion  of  the  purchase   price  was  provided  from  the
Registrant's working capital. The terms of the transaction, including the purchase price, were determined by negotiations between the Registrant and the principal shareholders of HPI and were accepted by all of the shareholders of HPI.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of the Businesses Acquired.

     The Registrant is in the process of preparing financial statements of HPI to be included in an amendment of this Form 8-K to be filed within 60 days of the filing date of this Form 8-K.

(b)  Pro Forma Financial Information.

     The Registrant is in the process of preparing pro forma financial information to be included in an amendment of this Form 8-K to be filed within 60 days of the filing date of this Form 8-K.

(c)  Exhibits.

     Exhibit        Description
     -------        -----------

     99.1 Press release issued April 17, 2000, announcing agreement to acquire HPI.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                          LIGHTPATH TECHNOLOGIES, INC.



                                          By: /s/ Donald Lawson   April 19, 2000
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                                              Donald Lawson
                                              CEO and President